SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        6/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On June 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         6/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        6/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: June 25, 2002

DISTRIBUTION SUMMARY
Class	Orig Bal		Beg Balance		Int Dist
A-1	5,717,000.00	3,512,357.18	17,561.79
A-2	82,481,000.00	80,681,989.63	403,409.95
A-3	23,000,000.00	23,000,000.00	115,000.00
A-4	18,750,000.00	18,750,000.00	82,541.67
A-5	50,000,000.00	50,000,000.00	218,750.00
A-6	18,750,000.00	18,750,000.00	34,125.00
A-7	21,731,000.00	21,731,000.00	108,655.00
A-8	16,000,000.00	16,000,000.00	80,000.00
A-9	28,584,000.00	28,387,432.02	141,937.16
PO	246,657.62		244,893.69		0.00
IO	242,355,182.00	238,182,838.87	94,287.83
M-1	1,751,000.00	1,738,958.63	8,694.79
M-2	625,000.00		620,701.97		3,103.51
M-3	375,000.00		372,421.18		1,862.11
B-1	250,000.00		248,280.79		1,241.40
B-2	250,000.00		248,280.79		1,241.40
B-3	250,210.00		248,489.34		1,242.45
R-I	50.00			0.00			455.87
R-II	50.00			0.00			0.00
Total	250,010,967.62	245,784,805.22	 1,314,109.93

Class	Prin Dist		PT Rate	End Bal
A-1	1,643,593.38	6		1,868,763.80
A-2	1,305,568.20	6		79,376,421.42
A-3	0.00			6		23,000,000.00
A-4	0.00			5.66		18,750,000.00
A-5	0.00			5.25		50,000,000.00
A-6	0.00			2.34		18,750,000.00
A-7	0.00			6		21,731,000.00
A-8	0.00			6		16,000,000.00
A-9	98,903.65		6		28,288,528.37
PO	911.07		0		243,982.63
IO	0.00			0.475036	235,149,897.88
M-1	6,058.64		6		1,732,899.99
M-2	2,162.57		6		618,539.40
M-3	1,297.54		6		371,123.64
B-1	865.03		6		247,415.76
B-2	865.03		6		247,415.76
B-3	865.75		6		247,623.59
R-I	0.00			6		0.00
R-II	0.00			6		0.00
Total	 3,061,090.86 			242,723,714.36



Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	287.4922822	3.071853401	326.8783981
A-2	36185NRX0	15.82871453	4.890943952	962.3600759
A-3	36185NRY8	0		5		1000
A-4	36185NRZ5	0		4.402222222	1000
A-5	36185NSA9	0		4.375		1000
A-6	36185NSB7	0		1.82		1000
A-7	36185NSC5	0		5		1000
A-8	36185NSD3	0		5		1000
A-9	36185NSE1	3.460105181	4.965615732	989.6630413
PO	36185NSF8	3.693654521	0		989.1550337
IO	36185NSG6	0		0.389048145	970.2697336
M-1	36185NSK7	3.460105181	4.965615732	989.6630413
M-2	36185NSL5	3.460105181	4.965615732	989.6630413
M-3	36185NSM3	3.460105181	4.965615732	989.6630413
B-1	36185NSR2	3.460105181	4.965615732	989.6630413
B-2	36185NSS0	3.460105181	4.965615732	989.6630413
B-3	36185NST8	3.460105181	4.965615732	989.6630413
R-I	36185NSH4	0		9117.434767	0
R-II	36185NSJ0	0		0		0
Total			12.24382629 5.256209128	970.852265685





        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA